                                                                   EXHIBIT 10(1)

                                TAMBRANDS INC.
                   1996 NON-EMPLOYEE DIRECTOR STOCK UNIT PLAN
                   ------------------------------------------


Section 1.  Establishment of Plan; Purpose.
- ---------   ------------------------------

     The Plan is hereby established to permit Eligible Directors, in recognition of their prior and/or expected contributions to the Company, to receive Units in the manner hereinafter provided. The Plan is intended to enable the Company to attract, retain and motivate the best qualified directors and to enhance the long-term mutuality of interest between the Eligible Directors and the shareholders of the Company.

Section 2.  Definitions.
- ---------   -----------

     When used in this Plan, the following terms shall have the definitions set forth in this Section:

     "Board" shall mean the Board of Directors of the Company.
      -----

     "Common Stock" shall mean the common stock of the Company, par value
      ------------
twenty-five cents ($0.25), any common stock into which such common stock may be changed, and any common stock resulting from any reclassification of such common stock.

     "Company" shall mean Tambrands Inc.
      -------

     "Director" shall mean any member of the Board regardless of whether such
      --------
person is an Eligible Director.

     "Disability" shall mean permanent and total disability within the meaning
      ----------
of Section 22(e) of the Internal Revenue Code of 1986, as amended.

     "Election Grant" shall mean a Grant of Units to an Eligible Director first
      --------------
elected to the Board after January 1, 1996.

     "Eligible Director" shall mean a Director who is not an employee of the
      -----------------
Company or any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Fair Market Value" on any date shall mean the mean between the high and
      -----------------
low sales price of a Share on such date as reported in the principal consolidated transaction reporting system for the New York Stock Exchange (or, if the Common Stock is not listed on the New York Stock Exchange, on such other national exchange or the over-the-counter market on which the Common Stock is principally traded).

     "Grant" shall mean a grant of Units under Section 3.
      -----

     "Retirement" shall mean termination of service as a Director in accordance
      ----------
with the Company's mandatory retirement policy for Directors, as in effect from time to time.

     "Service Termination Date" shall have the meaning ascribed thereto under
      ------------------------
Section 4.2.

     "Share" shall mean a share of Common Stock.
      -----

     "Subsidiary" shall mean any entity of which the Company possesses directly
      ----------
or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

     "Unit" shall mean a contractual obligation of the Company to pay cash in an
      ----
amount equal to the value of one Share (or, in certain circumstances, to deliver a Share at the election of the Eligible Director in accordance with the terms and conditions set forth in Section 4.3) to an Eligible Director or the beneficiary or estate of such Eligible Director as provided herein. An Eligible Director shall have no rights as a stockholder with respect to any Share covered by any Unit unless and until such Eligible Director shall have become the holder of record of any Share related thereto.


Section 3.  Units
- ---------   -----

        3.1.    Conversion of Retirement Benefits.  Each Eligible Director in
                ---------------------------------
office on January 1, 1996 shall receive a Grant of that number of Units as are equal to the quotient of

      (i) the present value of the retirement benefits payable to such Eligible Director under the terms of the Company's Pension Plan for Directors, based on the Eligible Director's actual age and the actuarial assumptions used for calculating the present value of a participant's retirement benefits under the Company's Pension Plan for Employees and assuming that

                (A) the Eligible Director has completed the service required to obtain the maximum benefit payable thereunder and

                (B) the Eligible Director terminates service as a Director at age 65, divided by

      (ii)      the Fair Market Value of a Share on the date of the annual
       --
                meeting of shareholders to be held in 1996.

Fractional Units shall be credited, but shall be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down. An Eligible Director's rights and interests in the Units awarded under this Section 3.1 shall be immediately vested and nonforfeitable.

     3.2.  Election Awards.  (a) Election Grant; Standard Vesting Requirements.
           ---------------       ---------------------------------------------
Each Eligible Director first elected to the Board on or after January 1, 1996 shall be awarded an Election Grant of 1,000 Units effective as of the later of
(i) the annual meeting of shareholders of the Company held in 1996 and (ii) the
- --                                                                      --
date such Eligible Director first becomes a Director (the "Commencement Date"); provided that, if any such Eligible Director ceases to be a Director for any
- -------------
reason other than death, Disability or Retirement prior to the fifth anniversary of the Commencement Date, such Eligible Director shall forfeit to the Company any and all rights and interests in the Units credited to him or her without any compensation therefor. After completing five years of service as a Director fol lowing his or her Commencement Date, an Eligible Director's rights and interests in his or her Units shall be fully vested and nonforfeitable.

     (b)  Death, Disability or Retirement.  In the event that an Eligible
          -------------------------------
Director shall cease to be a Director prior to the fifth anniversary of the Commencement Date due to death, Disability or Retirement, the rights and interest of such Eligible Director (or in the case of the Eligible Director's death, the Eligible Director's beneficiary or beneficiaries) in the Units which are the subject of such

Election Grant shall become fully vested and nonforfeitable.

         (c) Change of Control.  Upon the occurrence of a Change of Control,
             -----------------
each Eligible Director's rights and interest in Units which have not previously vested under this Section 3 shall become vested and nonforfeitable regardless of the period of the Eligible Director's service since the date such Units were granted. A "Change in Control" shall mean the occurrence of any of the following events:

    (1) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then
                                                           -
         outstanding Shares or (B) the combined voting power of the then
                                -
         outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), but excluding (w) any acquisition directly from the
                                      -
         Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (x) any acquisition by the Company,
                                              -
         (y) any acquisition by an employee benefit plan (or related trust)
          -
         sponsored or maintained by the Company and (z) any acquisition by any
                                                     -
         corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if such Corporate Transaction is an Exempt Corporate Transaction (as defined below); or

    (2) the approval by the shareholders of the Company of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction (an "Exempt Corporate Transaction") pursuant to which (A) all or substantially all of the individuals and
                            -
         entities who are the beneficial owners, respectively, of the outstanding Shares and Outstanding Company Voting Securities immediately prior to such

         Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and Outstanding Company Voting Securities, as the case may be, and (B) no
                                                                         -
         Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the outstanding Shares or Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors; or

    (3)  the approval by the shareholders of the Company of (A) a complete
                                                             -
         liquidation or dissolution of the Company or (B) the sale or other
                                                       -
         disposition of all or substantially all of the assets of the Company other than pursuant to an Exempt Corporate Transaction.

         3.3.  Dividend Equivalents.  Whenever a dividend other than a dividend
               --------------------
payable in the form of Shares is declared with respect to the Shares, the number of Units credited to an Eligible Director shall be increased by the number of Units determined by dividing

    (i)  the product of
     -

         (A)  the number of Units credited to such Eligible Director on the
          -
              related dividend record date and

         (B)  the amount of any cash dividend declared by the Company on a Share
          -
              (or, in the case of any dividend distributable in property other than Common Shares, the per share value of such dividend, as determined by the Company for purposes of Federal income tax reporting) by

    (ii) the Fair Market Value on the related dividend payment date.

In the case of any dividend declared on Shares which is payable in Shares, the number of Units credited to an Eligible Director shall be increased by the number of Units equal to the product of

    (i) the number of Units credited to such Eligible Director on the related dividend record date and

    (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share.

         3.4. Capital Adjustments.  In the event of any change in the number
              -------------------
or kind of outstanding Shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the Shares, other than a stock dividend as provided above, the Board shall make an appropriate adjustment in the number of Units credited for the benefit of each Eligible Director.


4.  Distributions in Respect of Units.
    ---------------------------------

        4.1.  No Payment on Units While a Director.  No amount shall be paid
              ------------------------------------
to any Eligible Director in respect of any Units until such time as such Eligible Director has ceased to be a member of the Board.

        4.2   Timing of Payment.  An Eligible Director may elect, at any time
              -----------------
and from time to time, but in no event later than six months prior to the date as of which his or her service as an Eligible Director terminates (the "Service Termination Date"), whether

   (i) to receive a distribution of the value of his or her Units in a single lump sum payment or in such number of annual installments, not to exceed ten, as the Eligible Director shall elect; and

   (ii) whether the lump sum distribution or first installment shall be made

     (A) as soon as practicable after the Service Termination Date;

     (B) on the first day of the calendar month beginning more than six months after the Service Termination Date; or

     (C) on the first anniversary of the Service Termination Date.

Any election shall be filed in writing with the Secretary of the Company and shall be effective when received by the Secretary; provided that, if an Eligible
                                                   -------------
Director's Service Termination Date occurs within six months of the date an election is received it shall be deemed to be ineffective and the last election filed more than six months before the Service Termination Date shall be deemed to be effective.

     4.3.  Form of Payment.  Any payment to be made to an Eligible Director
           ---------------
shall be made in cash, except that, if an Eligible Director elects to commence receipt of his or her distribution at least six months after his Service Termination Date, the Eligible Director may elect to receive payment with respect to all or a portion of his or her Units in Shares; provided that, any
                                                           -------------
fractional Shares to be delivered in respect of Units shall be settled in cash based upon the Fair Market Value on the date such Shares would otherwise have been delivered to the Eligible Director or the Eligible Director's beneficiary. Any election to receive Shares in lieu of cash shall be filed in writing with the Secretary of the Corporation prior to the date as of which the distribution is to be made, and shall become irrevocable on such date; provided that, an
                                                          -------------
election to receive Shares shall have no force or effect until at least six months after the Service Termination Date.

     4.4.  Default Provisions.  If an Eligible Director fails to specify a
           ------------------
commencement date for a distribution in accordance with Section 4.2, such distribution shall be made in cash and commence on the first anniversary of the Eligible Director's Service Termination Date. If an Eligible Director fails to specify whether a distribution shall be made in a lump-sum payment or a number of installments, such distribution shall be made in a lump-sum payment. If an Eligible Director who could have elected to receive Shares instead of cash pursuant to Section 4.3 does not specify that any portion of his or her distribution should be in Shares, the distribution in respect of such Director shall be made entirely in cash.

        4.5.  Payment Rules as to Installments.  In the case of any distribution
              --------------------------------
being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year until the entire amount shall have been paid. The value of any installment payment payable in cash shall be an amount equal to the product of

   (i) the number Units then standing to the credit of an Eligible Director (which shall be net of the number of Units with respect to which any prior installment payments have been made);

   (ii) the Fair Market Value of a Share on the last business day immediately prior to the date as of which such installment is payable; and

   (iii) a fraction, the numerator of which is one and the denominator of which is the number of installments (including the then current installment) remaining to be paid.

         4.6.  Payment of Units Upon Death.  In the event of the death of an
               ---------------------------
Eligible Director, any payment due in respect of the Eligible Director's Units shall be made to the beneficiary designated in writing by such Eligible Director and filed with the Secretary of the Company, or, in the absence of such designation, to the Eligible Director's estate. Any such payment shall be made at the same time and subject to the same conditions as would have applied had the Eligible Director survived and the date of his or her death been treated as the Eligible Director's Service Termination Date, unless the Eligible Director shall have specified that an alternative form of payment permitted under the Plan should apply in the event of his or her death.


Section 5.  Administration.
            --------------

           5.1.  Rules; Interpretation; Determinations.  The Plan shall be
                 -------------------------------------
administered by the Board; provided, however, that the Plan shall be administered such that

     (i) any Director participating in the Plan shall continue to be deemed to be a "disinterested person" under Rule 16b-3 under the Exchange Act ("Rule 16b-3") for purposes of such Director's ability to serve on any committee charged with administering any of the Company's stock based incentive plans for executive officers intended to qualify for the exemptive relief available under Rule 16b-3; and

     (ii) the Units shall be treated, to the extent necessary to assure or facilitate compliance with the provisions of Section 16 under the Exchange Act, as exempt from the definition of a derivative security under Rule 16a-1(c)(3) as promulgated by the Securities and Exchange Commission under the Exchange Act.

Subject to the foregoing, the Board shall have full authority to interpret and administer the Plan, to establish, amend and rescind rules for carrying out the Plan and to make all other determinations and to take all other actions that it deems necessary or desirable for administering the Plan. Each determination, interpretation or other action made or taken by the Board shall be final and binding for all purposes and upon all persons. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board and such committee shall have the powers granted to the Board and the rights afforded to the Board and/or its members pursuant to the Plan.

     5.2.  Agents and Expenses.  The Board may appoint agents (who may be
           -------------------
employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

     5.3.  Indemnification.  No member or former member of the Board or any
           ---------------
agent designated pursuant to Section 5.2 shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, each member or former member of the Board or any designated agent shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in con-nection with the Plan, unless arising out of such person's willful misconduct.


Section 6.  Amendment and Termination.
- ---------   -------------------------

      The Board may amend the Plan at any time; provided that, to the extent the
                                                -------- ----
Units must qualify for the exemption from treatment as a derivative security under Rule 16a-1(c)(3) to assure or facilitate the continued compliance of the plan and the Company's other equity based plans with the requirements of Section 16, the Board may not accelerate the times at which Shares may be delivered under the Plan. Notwithstanding the foregoing, no amendment or termination of the Plan shall materially and adversely affect any rights of any Director under any Grant previously made pursuant to the Plan.


Section 7.  General Provisions
- ---------   ------------------

     7.1.  Nontransferable Grants.  Grants made under the Plan may not be
           ----------------------
assigned or transferred, in whole or in part, either directly or by operation of law (except in the event of an Eligible Director's death by will or applicable laws of descent and distribution), including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.

     7.2.  No Right to Remain as a Director.  This Plan shall not impose any
           --------------------------------
obligations on the Company to retain any Eligible Director as a Director nor shall it impose any obligation on the part of any Eligible Director to remain as a Director of the Company.

     7.3.  No Right to Specific Assets.  Nothing contained in the Plan and no
           ---------------------------
action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Director, the executor, administrator or other personal representative or designated beneficiary of such Director, or any other persons. Any reserves that may be established by the Company in connection with Units granted under this Plan shall continue to be treated as the assets of the Company for Federal income tax purposes and remain subject to the claims of the Company's creditors. To the extent that any Eligible Director or the executor, administrator, or other personal representative of such Eligible Director, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     7.4. Listing of Shares and Related Matters.  If at any time the Board shall
          -------------------------------------
determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualifi cation, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

     7.5.  Non-Exclusivity.  Neither the adoption of this Plan by the Board nor
           ---------------
the grant of Units hereunder shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific instances.

     7.6.  No Limit on Corporate Action.  The existence of this Plan and the
           ----------------------------
Shares and Units granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

     7.7.  Severability of Provisions.  If any provision of this Plan shall be
           --------------------------
held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

     7.8.  Incapacity.  Any benefit payable to or for the benefit of a minor, an
           ----------
incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party provid ing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board, the Company and all other part ies with respect thereto.

     7.9.  Retired Directors. Nothing in this Plan shall be construed to limit
           -----------------
or in any way impair the right of any person who served as a member of the Board of Directors who terminated service with the Company prior to January 1, 1996 (or any beneficiary of any such Director) to receive payment of cash retirement benefits under the Pension Plan for Directors, as in effect on December 31, 1995.

     7.10.  Notices.  Each Eligible Director shall be responsible for furnishing
            -------
the Secretary of the Company with the current and proper address for the mailing of notices and delivery of payments pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Eligible Director or his or her beneficiary furnishes the proper address.

     7.11.  Voting Rights.  The Company shall have the right, but not the
            -------------
obligation, to establish a grantor trust to assist it in meeting its obligations under the Plan to fund the benefits payable to Directors hereunder. If the Company shall establish and fund such a trust using Shares, the Company shall cause the trustee of such trust to accept direction from each Eligible Director as to how to vote that number of Shares held by the trust that corresponds to the number of Units credited to the account of such Eligible Director.

     7.12   Headings and Captions.  The headings and captions herein are
            ---------------------
provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

     7.13.  Controlling Law.  The Plan shall be construed and enforced according
            ---------------
to the laws of the State of Delaware.